GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

January 31, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 95.7%
Australia – 4.4%
2,522,354	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$ 60,156,048
500,733	CSL Ltd. (Biotechnology)	102,985,055
480,180	Macquarie Group Ltd. (Capital Markets)	45,881,335

		209,022,438

Belgium – 1.4%
887,035	KBC Group NV (Banks)	65,086,475

Canada – 2.7%
3,987,291	Algonquin Power & Utilities Corp. (Multi-Utilities)	61,041,647
1,548,190	Fortis, Inc. (Electric Utilities)	67,524,201

		128,565,848

China – 6.7%
1,106,586	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	228,609,602
1,893,160	Tencent Holdings Ltd. (Interactive Media & Services)	90,285,126

		318,894,728

Denmark – 5.5%
333,199	Coloplast A/S Class B (Health Care Equipment & Supplies)	42,010,137
334,031	Genmab A/S* (Biotechnology)	76,890,685
2,301,191	Novo Nordisk A/S Class B (Pharmaceuticals)	140,077,296

		258,978,118

France – 13.6%
1,287,515	Air Liquide SA (Chemicals)	186,161,073
6,493,646	Credit Agricole SA (Banks)	87,730,063
293,308	Dassault Systemes SE (Software)	50,775,651
41,826	Hermes International (Textiles, Apparel & Luxury Goods)	31,232,573
400,516	L’Oreal SA (Personal Products)	111,401,785
254,022	Pernod Ricard SA (Beverages)	43,980,568
823,665	Safran SA (Aerospace & Defense)	132,805,347

		644,087,060

Germany – 7.4%
1,042,583	Deutsche Boerse AG (Capital Markets)	169,235,688
1,377,807	SAP SE ADR(a) (Software)	180,175,821

		349,411,509

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 1.8%
8,634,318	AIA Group Ltd. (Insurance)	$ 85,556,986

India – 4.5%
2,872,999	HDFC Bank Ltd. ADR (Banks)	164,565,383
4,424,569	Infosys Ltd. ADR (IT Services)	48,493,276

		213,058,659

Indonesia – 0.8%
17,036,361	Bank Central Asia Tbk PT (Banks)	40,257,252

Ireland – 1.4%
329,965	Accenture PLC Class A (IT Services)	67,712,118

Italy – 1.0%
5,578,995	Enel SpA (Electric Utilities)	48,628,272

Japan – 2.1%
1,866,274	Tokio Marine Holdings, Inc. (Insurance)	101,303,586

Netherlands – 3.7%
491,232	ASML Holding NV (Semiconductors & Semiconductor Equipment)	137,857,883
429,690	Euronext NV(b) (Capital Markets)	37,246,765

		175,104,648

Singapore – 0.5%
10,455,341	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	24,073,741

Spain – 5.1%
3,827,495	Cellnex Telecom SA(b) (Diversified Telecommunication Services)	190,361,064
4,595,900	Iberdrola SA (Electric Utilities)	50,285,295

		240,646,359

Switzerland – 10.5%
1,519,745	Nestle SA (Food Products)	167,616,628
1,668,203	Novartis AG (Pharmaceuticals)	157,591,963
350,857	Sika AG (Chemicals)	63,093,001
279,843	Temenos AG* (Software)	45,017,879
5,245,263	UBS Group AG* (Capital Markets)	65,144,141

		498,463,612

United Kingdom – 9.2%
1,851,538	AstraZeneca PLC (Pharmaceuticals)	181,131,418

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
1,485,015	Diageo PLC (Beverages)	$ 58,722,099
1,257,866	London Stock Exchange Group PLC (Capital Markets)	129,988,855
1,297,727	Rio Tinto PLC (Metals & Mining)	69,394,928

		439,237,300

United States – 13.4%
1,250,235	Abbott Laboratories (Health Care Equipment & Supplies)	108,945,478
51,556	Alphabet, Inc. Class A* (Interactive Media & Services)	73,868,406
51,526	Alphabet, Inc. Class C* (Interactive Media & Services)	73,900,135
509,105	Mastercard, Inc. Class A (IT Services)	160,846,634
344,924	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	81,550,381
701,316	Visa, Inc. Class A (IT Services)	139,540,844

		638,651,878

TOTAL COMMON STOCKS (Cost $3,881,832,055)		$4,546,740,587

Shares	Dividend Rate	Value

Investment Company(c) – 3.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
155,334,662	1.535%	$ 155,334,662
(Cost $155,334,662)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $4,037,166,717)		$4,702,075,249

Securities Lending Reinvestment Vehicle(c) – 1.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
55,822,350	1.535%	$ 55,822,350
(Cost $55,822,350)

TOTAL INVESTMENTS — 100.2% (Cost $4,092,989,067)		$4,757,897,599

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(9,545,914)

NET ASSETS — 100.0%		$4,748,351,685

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Securities Lending — The GQG Partners International Opportunities Fund may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received.

GQG Partners International Opportunities Fund and BNYM received compensation relating to the lending of the Fund’s securities.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of January 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$441,668,261	$341,476,691	$—
Australia and Oceania	—	209,022,438	—
Europe	247,887,939	2,539,467,532	—
North America	767,217,726	—	—
Investment Company	155,334,662	—	—
Securities Lending Reinvestment Vehicle	55,822,350	—	—

Total	$1,667,930,938	$3,089,966,661	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.